UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2003
                                                         ----------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

              001-13559                                   75-2968064
       (Commission File Number)                (IRS Employer Identification No.)

           911 N.W. Loop 281
               Suite 409                                    75602
            Longview, Texas                               (Zip Code)
(Address of Principal Executive Offices)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)



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Item 2.  Acquisition or Disposition of Assets.

         On December 4, 2003, RTIN Holdings, Inc. (the "Company" or "RTIN") acquired substantially all of the assets of Advanced Pharmacy Solutions, LLC, in exchange for $2,800,000 in shares of common stock and assumption of specified liabilities. Advanced Pharmacy Solutions, LLC is engaged in the ownership and operation of a closed specialty pharmacy system that delivers psychotropic drugs to community and mental health centers.

Item 7.  Exhibits.

         Financial Statements for Advanced Pharmacy Solutions, LLC and pro forma financial statements, if required, will be provided by amendment to this Current Report on Form 8-K within 60 days.

         The following documents are filed as exhibits to this Current Report on Form 8-K:

         2.1 Asset Purchase Agreement dated December 4, 2003 between RTIN Holdings, Inc., and Advanced Pharmacy Solutions, LLC.

         99.l Press release by RTIN Holdings, Inc. dated December 8, 2003 announcing the acquisition of Advanced Pharmacy Solutions, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 RTIN HOLDINGS, INC.


Date:       December 16, 2003                    By: /s/ Curtis A. Swanson
                                                    ----------------------------
                                                    Curtis A. Swanson, President

EXHIBIT INDEX


    2.1 Asset Purchase Agreement dated December 4, 2003 between RTIN Holdings, Inc., and Advanced Pharmacy Solutions, LLC.

    99.l Press release by RTIN Holdings, Inc. dated December 8, 2003 announcing the acquisition of Advanced Pharmacy Solutions, LLC.